UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2018

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 30, 2018, Innovative Food Holdings, Inc. filed a Current Report on form 8-K under Items 1.01, 2.01, and 9.01 to report the acquisition of substantially all of the assets and certain liabilities of iGourmet LLC and iGourmet NY LLC, privately-held New York limited liability companies, by our wholly-owned subsidiary, Innovative Gourmet, LLC.  This filing is being made solely to provide the required financial statements in a timely manner.

Item 9.01.      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired. The audited financial statements of iGourmet LLC as of and for the years ended December 31, 2017 and 2016 are attached hereto as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety by reference.  The unaudited condensed consolidated interim financial statements and pro forma information was reviewed by Liggett & Webb, P.A., our independent registered public accountants.

(b)           Pro Forma Financial Information. Unaudited Pro Forma Condensed Combined financial information is attached hereto as Exhibit 99.2 to this Form 8-K/A and is incorporated in its entirety by reference.

(d)           Exhibits

Exhibit Number	Description
99.1	Audited Financial Statements of iGourmet LLC for the years ended December 31, 2017 and 2016
99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Date: April 9, 2018	By:	/s/ Sam Klepfish
Sam Klepfish
Chief Executive Officer